Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2021
Property and Equipment, Net
Schedule of Property and Equipment

Property and equipment, net consists of the following (in thousands):

	June 30,	December 31,
	2021	2020
Furniture and fixtures	$8,446	$7,211
Aircraft	12,720	—
Leasehold improvements	5,928	3,543
Total property and equipment, gross	$27,094	$10,754
Less: accumulated depreciation	(6,169)	(5,551)
Total	$20,925	$5,203